UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

TAMPA ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Florida	1-5007	59-0475140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TECO Plaza

702 N. Franklin Street

Tampa, Florida 33602

(Address of principal executive offices)

(813) 228-1111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2022, Tampa Electric Company (“Tampa Electric”) entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., MUFG Bank, Ltd., Canada Branch, The Bank of Nova Scotia and the Royal Bank of Canada as Joint Lead Arrangers and Joint Bookrunners, and the following lenders: Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A., MUFG Bank, Ltd., Canada Branch, Royal Bank of Canada, and The Bank of Nova Scotia (the “Lenders”). The Credit Agreement is a 364-day, $400 million senior unsecured term loan credit facility with a maturity date of December 13, 2023.

The Credit Agreement contains customary representations and warranties, events of default, and financial and other covenants; provides for interest to accrue at variable rates based on the secured overnight financing rate administered by the Federal Reserve Bank of New York, plus a margin, or, as an alternative to such interest rate, at an interest rate equal to a margin plus the highest of Wells Fargo bank’s prime rate, the federal funds rate plus 0.50%, or the one-month secured overnight financing rate plus 1.00%.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the complete text of the Credit Agreement, which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

The Lenders are lenders under other credit facilities of Tampa Electric and its affiliates, and affiliates of the Lenders have in the past provided, and in the future may provide, investment banking, underwriting, lending, commercial banking and other advisory services to Tampa Electric and its affiliates.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Credit Agreement dated as of December 14, 2022, among Tampa Electric Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2022		TAMPA ELECTRIC COMPANY
(Registrant)

	By:	/s/ Michelle V. Szekeres
Michelle V. Szekeres
Associate General Counsel and Corporate Secretary